SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2001



                                    CCB Corp.
                  (Exact name of registrant as specified in its
                                    charter)

541 Howe Street, Suite 200, Vancouver, British Columbia, Canada         V6E 2C2
---------------------------------------------------------------         -------
(Address of principal executive offices)                             (Zip Code)

                                  604.689.4512
              (Registrant's telephone number, including area code)

                                    CCB Corp.
                          23 Corporate Plaza, Suite 180
                             Newport Beach, CA 92663
          (Former name or former address, if changed since last report)

Nevada                            000-31445                          33-0921221
------
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)







                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 9
                      Index to Exhibits specified on Page 9

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
-----------------------------------------

Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective July 6, 2001, CCB Corp., a Nevada corporation ("Company"), acquired all the outstanding shares of common stock of nightclubaccess.com, a Nevada corporation ("nightclubaccess.com"), from the shareholders thereof in exchange for 10,555,714 shares of our common stock (the "Acquisition"). We anticipate amending our Articles of Incorporation to change our name to nightclubaccess.com.

The Acquisition was approved by the unanimous consent of our Board of Directors on July 4, 2001. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Prior to the Acquisition, CCB had 5,000,000 shares of common stock issued and outstanding. Following the Acquisition, CCB had 15,555,714 shares issued and outstanding.

The following table specifies information regarding the shareholdings of our current directors and executive officers and those persons or entities who beneficially own more than 5% of our common stock (giving effect to the exercise of the warrants held by each such person or entity):

Title of Class              Name and Address of Beneficial        Amount and Nature of Beneficial      Percent of Class(1)
                            Owner                                 Owner
------------------------    ----------------------------------    ---------------------------------    --------------------------
$.001 Par Value Common      Derek C. Pink                         250,000 shares                                1.6 %
Stock                       1807-1238 Richards St.                Director
                            Vancouver, BC
                            Canada V6H 4E4

                                                                                                                 1.6%
$.001 Par Value Common      John Meier                            250,000 shares
Stock                       360 English Bluff Road                President, Secretary,
                            Tsawwassen, BC                        Director
                            Canada V4M 2N1


$.001 Par Value Common      Michael Laidlaw                        50,000 shares                                0.32%
Stock                       55 Falcon Way                          Director
                            Clippers Quay, Isle of Dogs
                            London, UK E14 9UO



$.001 Par Value Common      Jim Meier '                            250,000 shares                                1.6%
Stock                       101-1001 W. Broadway                   Director
                            Vancouver, BC
                            Canada V6H 4E4


$.001 Par Value Common      Internet Television Network            3,000,000 shares                             19.3%
Stock                       Suite 320-1100 Melville St.            Director
                            Vancouver, B.C.
                            Canada, V6E 4A6

1. Includes 250,000 shares held by Meirer Entertainment Group, Inc.

The consideration exchanged pursuant to the Acquisition Agreement was negotiated by nightclubaccess.com and us. In evaluating the Acquisition, CCB evaluated criteria such as the value of nightclubaccess.com's assets, its ability to compete on the Internet, the unique nature of its services, its current and anticipated business operations and opportunities, and the value of its business name and reputation in the Internet night-club access industry.

Changes in Control. We are not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B, except for the following:

Effective upon completion of the Acquisition, our Board of Directors accepted the resignation of Mr. Jacques as President, Treasurer, Secretary and director and appointed Derek C. Pink as President and a director, John H. Meier as Secretary and a director, Jim Meier as a director and Michael Laidlaw as a director.

Our Management. We are dependent on the efforts and abilities of certain of our senior management. The interruption of the services of key management could have a material adverse effect on our operations, profits and future development, if suitable replacements are not promptly obtained. We anticipate that we will enter into employment agreements with each of our key executives. However, we cannot guaranty that each executive will remain with us during or after the term of his or her employment agreement. In addition, our success depends, in part, upon our ability to attract and retain other talented personnel. Although we believe that our relations with our personnel are good and that we will continue to be successful in attracting and retaining qualified personnel, we cannot guaranty that we will be able to continue to do so. All of our officers and directors will hold office until their resignation or removal.

Our directors and principal executive officers are as specified on the following table:

==================================== ======= ==================================
Name                                 Age     Position
------------------------------------ ------- ----------------------------------
Derek C. Pink                          28    Director
------------------------------------ ------- ----------------------------------
John H. Meier                          67    President, Secretary, Director
------------------------------------ ------- ----------------------------------
Jim Meier                              29    Director
------------------------------------ ------- ----------------------------------
Michael Laidlaw                        65    Director
------------------------------------ ------- ----------------------------------
Harry Evans                            65    Director
==================================== ======= ==================================

Derek C. Pink is a founder and co-owner of two top nightclubs in Vancouver, B.C., Stone Temple Cabaret and Au Bar Nightclub. Au Bar was opened in December 1999 and attracts Vancouver's elite business clientele. Revenues at Au Bar approach US $250,000 monthly. Stone Temple Cabaret was opened in 1996 and is one of Vancouver's most successful nightclubs. It was purchased in a distressed condition and Mr. Pink renovated and managed its turnaround. Revenues for Stone Temple Cabaret are US $1.2 million annually. Prior to his involvement with the nightclub business, Mr. Pink was one of the owners of On Fire Productions, a successful promotions and special events management company. On Fire was responsible for producing in excess of 250 special events, which attracted over 250,000 patrons and generated millions of dollars in revenue over a two-year period.

John H. Meier has been a businessman and financial consultant for more than 40 years. He has served as an advisor to several U.S. senators, including Hubert Humphrey and Robert F. Kennedy, and has provided consultation to Heads of state. He has held managerial and executive positions with New York Life Insurance Company, Remington Rand, Univac, Hughes Aircraft Co., Hughes Tool Co., and served as the Chairman of Satellite Geophysics, Ltd., and President of the Nevada Environmental Foundation. In 1966 earned the Aerospace Man of the Year award for the application of computer systems in solving industrial and institutional problems. As a financier and merchant banker, Mr. Meier has been responsible for the funding of numerous international corporations, including high technology companies, health companies, an international bank, a motion picture company, and real development projects.

Jim Meier is currently the Chief Executive Officer and President of Meier Entertainment Group, a film/television/internet company that he founded in 1994. Meier Entertainment Group founded a publicly traded company that became the largest movie studio space provider in North America, surpassing even the major United States studios such as Warner Bros., Paramount, and Disney. It also founded several Internet companies including the Internet Television Network, and other businesses relating to the film, television, and Internet industries. Mr. Meier has been the Chief Executive Officer of the various companies that Meier Entertainment Group has helped to create and manage. He previously worked for five years as a systems analyst at the Canadian Imperial Bank of Commerce. He is a voting member of the Academy of Canadian Cinema and Television, a former director of the British Colombia Motion Picture Association, and a former member of the Young Entrepreneurs Organization. In 1997 he received "Business in Vancouver's 1997 New Year Achievement Award." He was rated as one of the top 50 most powerful people in Vancouver's film and television industry in 1998 by Access! Showbiz News.

Michael Laidlaw. In 1955 Mr. Laidlaw joined the London brokerage house of Angel
H. Hart & Company, and in 1961 he moved to Vivian Gray & Company. In 1963, while with Vivian Gray & Company, he became a member of the London Stock Exchange. In 1964 he was appointed as Partner of Vivian Gray & Company and became Managing Partner in 1980. Funds under his management during the early 1980's amounted to approximately 2.5 billion pounds sterling. In 1985 Mr. Laidlaw acquired, on behalf of an insurance group, a small London brokerage house named Jiles & Oberly; the company experienced significant expansion during the next three years under his management. In 1988 Mr. Laidlaw became an independent financial advisor and consultant to many European and North American institutions. Over the last ten years he has had numerous board appointments with North American companies. He recently retired from his position as a member of the London Stock Exchange in late 1998.

Harry Evans is a consultant to motion picture production companies and entertainment industry law firms in Europe, Australia and the United States. Mr. Evans served as the second-highest executive of the Directors Guild of America for 15 years. His background in the entertainment industry includes service as Executive Director U.S. for the Union of British Columbia Performers, Chief Executive Officer of the American Society of Cinematographers, and a top executive at the International Photographers Guild.

All directors hold office until the next annual meeting of the shareholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security, or temporarily or permanently restraining any of the officers or directors of the Company from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are the officers or directors of any affiliate of the officers and directors so enjoined or entity so enjoined.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

Pursuant to the Acquisition Agreement, we acquired all the outstanding shares of common stock of nightclubaccess.com, in exchange for 10,555,714 shares of our common stock. A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein.

Background. We were incorporated in Nevada on July 6, 2000 and we have been in the development stage since our formation. Our business plan was to identify and complete a merger or acquisition with a private entity. Nightclubaccess.com was incorporated in the state of Nevada on August 9, 2000. Pursuant to the Acquisition, we contemplate changing our name to nightclubaccess.com. Also pursuant to the Acquistion, our head office will move from Newport Beach, California to British Colombia, Canada.

Business. Nightclubaccess.com is an Internet-based provider of V.I.P nightclub access. Nightclubaccess.com has developed an e-commerce site that will allow nightclub patrons to make online nightclub reservations, ensuring entry and V.I.P. guest status at nightclubs located around the world.

Proposed Website. Nightclubaccess.com intends to used the website
www.nightclubaccess.com, and is currently constructing the site.
-----------------------

Target Markets and Marketing Strategy. We believes that nightclubaccess.com's primary target market will consist of affluent business people and nightclub enthusiasts. We anticipate that nightclubaccess.com will market and promote its website on the Internet. Our marketing strategy is to promote nightclubaccess.com's services and products and attract users to its website. Nightclubaccess.com's marketing initiatives include the following:

    o utilizing direct response print advertisements placed primarily in small business, entrepreneurial, and property management-oriented magazines and special interest magazines;
    o links to industry focused websites;
    o advertising by television, radio, banners, affiliated marketing and direct mail;
    o presence at industry tradeshows; and
    o entering into relationships with other website providers to increase access to Internet consumers.

Growth Strategy. Our objective is to become a dominant Internet based provider of V.I.P. access to nightclubs. Key elements of our strategy include:

    o create awareness of our products and services;
    o develop our website;
    o develop relationships with clients;
    o increase the number of Internet users to our website;
    o provide additional services for clients; and
    o pursue relationships with joint venture candidates which will support our development.

Competition. The Internet and e-commerce businesses are extremely competitive and can be significantly affected by many factors, including changes in local, regional or national economic conditions, changes in consumer preferences, brand name recognition and marketing and the development of new and competing technologies. We expect that existing businesses that compete with nightclubaccess.com and which have greater resources than nightclubaccess.com will be able to undertake more extensive marketing campaigns and adopt more aggressive advertising sales policies than nightclubaccess.com, thereby generating more traffic to their web sites. If nightclubaccess.com is unable to attract a significant number of users to its website, its business, financial condition and results of operations will be materially adversely affected and nightclubaccess.com may cease to be a commercially viable business. Many of these competitors have greater financial and other resources, and more experience in research and development, than nightclubaccess.com.

Patents and Proprietary Rights. Nightclubaccess.com's success depends in part upon its ability to preserve its trade secrets and operate without infringing the proprietary rights of other parties. However, nightclubaccess.com relies on certain proprietary technologies, trade secrets, and know-how that are not patentable. Nightclubaccess.com owns the Internet domain name "www.nightclubaccess.com." Under current domain name registration practices, no one else can obtain an identical domain name, but someone might obtain a similar name, or the identical name with a different suffix, such as ".org", or with a country designation. The regulation of domain names in the United States and in foreign countries is subject to change, and nightclubaccess.com could be unable to prevent third parties from acquiring domain names that infringe or otherwise decrease the value of its domain name.

Our Research and Development. Nightclubaccess.com is not currently conducting any research and development activities, other than the development of its website. Nightclubaccess.com does not anticipate conducting such activities in the near future. If nightclubaccess.com generates significant revenue, it may expand its product line by entering into relationships with third parties.

Government Regulation. There is currently only a small body of laws and regulations directly applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted at the international, federal, state and local levels with respect to the Internet, covering issues such as user privacy, freedom of expression, pricing, characteristics and quality of products and services, taxation, advertising, intellectual property rights, information security and the convergence of traditional telecommunications services with Internet communications. Moreover, a number of laws and regulations have been proposed and are currently being considered by federal, state and foreign legislatures with respect to these issues. The nature of any new laws and regulations and the manner in which existing and new laws and regulations may be interpreted and enforced cannot be fully determined.

In addition, there is substantial uncertainty as to the applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy. The vast majority of these laws were adopted prior to the advent of the Internet and, as a result, did not contemplate the unique issues and environment of the Internet. Future developments in the law might decrease the growth of the Internet, impose taxes or other costly technical requirements, create uncertainty in the market or in some other manner have an adverse effect on the Internet. These developments could, in turn, have a material adverse effect on our business, prospects, financial condition and results of operations.

Legal Proceedings. Nightclubaccess.com is not aware of any pending litigation against it, nor does it have any reason to believe that any such litigation exists.

Facilities. Nightclubaccess.com currently occupies office space located at Suite 200, 541 Howe Street, Vancouver, British Columbia, Canada V6E 2C2. Pursuant to the Acquisition, we intend to occupy those facilities.

Employees. Nightclubaccess.com currently does not have any full time employees. Nightclubaccess.com anticipates that it will not hire any employees in the next six months, unless it generates significant revenues. Nightclubaccess.com believes its future success depends in large part upon the continued service of its key senior management personnel and its ability to attract and retain managerial personnel.

Risk Factors Related to Our Acquisition of nightclubaccess.com.

Nightclubaccess.com's financial statements have not been audited by independent certified public accountants.

Although we are required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, we cannot guaranty that any representations as to the financial condition of nightclubaccess.com or its assets are as stated herein.

Because nightclubaccess.com is a new company with losses since its formation and nightclubaccess.com anticipates that it will lose money in the foreseeable future, nightclubaccess.com may not be profitable.

Nightclubaccess.com was incorporated in August 2000. Nightclubaccess.com has a limited operating history and it does not anticipate that it will generate any revenues in its current fiscal year. Nightclubaccess.com's prospects must be considered speculative, considering the risks, expenses, and difficulties frequently encountered in the establishment of a new business, specifically the risks inherent in the development of Internet based products. We cannot guaranty that unanticipated technical or other problems will not occur which would result in material delays in future product and service commercialization or that its efforts will result in successful product and service commercialization. In the event that nightclubaccess.com commences operations, we cannot guaranty that it will be profitable.

We anticipate that nightclubaccess.com will need to raise additional capital to complete its website development and market its website.

To complete its development and market its website, nightclubaccess.com will be required to raise additional funds. We believe that we may be able to acquire additional financing at commercially reasonable rates. However, we cannot guaranty that we will be able to obtain additional financing at commercially reasonable rates. We anticipate that nightclubaccess.com will spend considerable funds on the marketing and promotion of its website. A failure to obtain additional funds would significantly limit or eliminate the ability to fund nightclubaccess.com's marketing activities.

We anticipate that we may seek additional funding through public or private sales of our securities. That could include equity securities, or through commercial or private financing arrangements. Adequate funds may not be available when needed or on terms acceptable to us. In the event that we are not able to obtain additional funding on a timely basis, we may be required to limit any proposed operations or eliminate certain or all of nightclubaccess.com's marketing programs, either of which could have a material adverse effect on our results of operations.

The industry is highly competitive and we may not have adequate resources to market our products in order to compete successfully.

Competition in the Internet industry is intense. In the event that we commence operations, we will compete directly with other companies and businesses that have developed and are in the process of developing online services which are functionally equivalent or similar to our proposed online services. We expect that these competitors who have developed similar websites will market those websites to our target customers, which will significantly affect our ability to compete.

Most of nightclubaccess.com's competitors have substantially greater experience, financial and technical resources, marketing and development capabilities. Many of those competitors with greater financial resources can afford to spend more resources than we can to market their websites. We cannot guaranty that we will succeed in marketing our websites and generating revenues. We cannot guaranty that our competitors will not succeed in marketing their websites and generating revenues.

Although Internet commerce has yet to attract significant regulation, government regulation may result in fines, penalties, taxes or other costs that may reduce our future earnings.

Our proposed Internet and e-commerce businesses currently are not directly regulated by any governmental agency, other than through regulations applicable to businesses generally. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering, among other things, taxation of consumer transactions.

Taxing authorities in a number of states are currently reviewing the appropriate tax treatment of companies engaged in Internet commerce. New state tax regulations may subject us to additional state sales, use and income taxes. The adoption of any of these laws or regulations may decrease the growth of Internet usage or the acceptance of Internet commerce which could, in turn, decrease the demand for our products and services, increase costs and otherwise have a material adverse effect on our business, results of operations and financial condition. To date, we have not spent significant resources on lobbying or related government affairs issues, but we may need to do so in the future.

Federal legislation imposing limitations on the ability of states to impose new state taxes on e-commerce was enacted in 1998. The Internet Tax Freedom Act, as this legislation is known, exempts specific types of sales transactions conducted over the Internet from multiple or discriminatory state and local taxation through October 21, 2001. It is possible that this legislation will not be renewed when it terminates in October 2001. Failure to renew this legislation or the enactment of new legislation could allow state and local governments to impose taxes on Internet-based sales and use. Such taxes could decrease the demand for our products and services or increase our costs of operations.

Because we may be subject to the "penny stock" rules, the level of trading activity in our stock may be reduced.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on Nasdaq. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

We lack a public market for shares of our common stock, which will make it difficult for investors to sell their shares.

There is no public market for shares of our common stock. We cannot guaranty that an active public market will develop or be sustained. Therefore, investors may not be able to find purchasers for their shares of our common stock. Should there develop a significant market for our shares, the market price for those shares may be significantly affected by such factors as our financial results and introduction of new products and services. Factors such as announcements of new or enhanced products by us or our competitors and quarter-to-quarter variations in our results of operations, as well as market conditions in the high technology sector may have a significant impact on the market price of our shares. Further, the stock market has experienced extreme volatility that has particularly affected the market prices of stock of many companies and that often has been unrelated or disproportionate to the operating performance of those companies.

Information in this report contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may", "will", or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
-----------------------------------

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------

Not applicable.

ITEM 5.  OTHER EVENTS
---------------------

Not applicable.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
---------------------------------------------------------

Effective upon completion of the Acquisition, our Board of Directors accepted the resignation of Mark Jacques as an Officer and director of CCB, Inc. and appointed Derek C. Pink as President and a director of the Company; John H. Meier as Secretary and a director of the Company; Jim Meier as a director of the Company; and Michael Laidlaw as a director of the Company.

ITEM 7.  FINANCIAL STATEMENTS
-----------------------------

We undertake to file nightclubaccess.com's financial statements within 60 days of the date of this Current Report on Form 8-K.

ITEM 8.  CHANGE IN FISCAL YEAR
------------------------------

Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.
----------------------------------

Not applicable.

Index to Exhibits
-----------------


10.1 Stock Acquisition and Reorganization Agreement by and among nightclubaccess.com and CCB Corp., dated July 6, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                                   CCB Corp.


DATED:  July 10, 2001            By:      /s/ John A. Meier
                                          --------------------------------------
                                          John H. Meier, President and Secretary